UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

————————————

KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

————————————

North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable

(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 26, 2005, Krispy Kreme Doughnuts, Inc. (the “Company”) entered into a letter agreement dated as of May 24, 2005 (the “Letter Agreement”) with Stephen F. Cooper (“Cooper”), Steven G. Panagos (“Panagos”) and Kroll Zolfo Cooper LLC (“KZC”) further extending the deadline for negotiating the success fee to be paid to KZC pursuant to the Services Agreement dated as of January 18, 2005 among the Company, Cooper, Panagos and KZC through and including June 30, 2005. The Letter Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Letter Agreement dated as of May 24, 2005, by and between Krispy Kreme Doughnuts, Inc., Stephen F. Cooper, Steven G. Panagos and Kroll Zolfo Cooper LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 27, 2005

KRISPY KREME DOUGHNUTS, INC. By: /s/ Michael C. Phalen Michael C. Phalen Chief Financial Officer